UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  October 4, 2005

                Epicus Communication Group, Inc., Inc.
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        (Exact name of registrant as specified in its charter)


           Florida                      333-71008            59-2564162
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(State or other jurisdiction of  (Commission File Number)   (IRS Employer
        incorporation)                                    Identification No.)



              1750 Osceola Drive, West Palm Beach, Florida 33409
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             (Address of principal executive offices) (Zip Code)

   Registrant's telephone number, including area code: (561) 688-0440
                                                       --------------

Former name or former address, if changed since last report: Not applicable
                                                             --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events.

On October 4, 2005, Epicus Communication Group, Inc., Inc., a Florida corporation (the "Company"), issued a press release relating to the confirmation of the United States Bankruptcy Court of its "Plan of Reorganization" of the Company's operations. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.


     (c) Exhibits

     Exhibit No.       Description
     -----------       -----------

     99.1              Press Release dated October 4, 2005



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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  EPICUS COMMUNICATION GROUP, INC., INC.



Date: October 4, 2005
                                  By: /s/ Gerard Haryman
                                      -----------------------
                                      Name:   Gerard Haryman
                                      Title:  President


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